Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS FOURTH-QUARTER AND YEAR-END FINANCIAL RESULTS
MENLO PARK, Calif., January 29, 2019 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter and year ended December 31, 2018.
For the quarter ended December 31, 2018, net income was $114 million, or $.95 per share, on revenues of $1.48 billion. Net income for the prior year’s fourth quarter was $47 million, or $.38 per share, on revenues of $1.35 billion.
For the year ended December 31, 2018, net income was $434 million, or $3.57 per share, on revenues of $5.80 billion. For the year ended December 31, 2017, net income was $291 million, or $2.33 per share, on revenues of $5.27 billion.
Included in the results for the years ended December 31, 2018, and December 31, 2017, were charges to the company’s provision for income taxes of $5 million, or $.04 per share, and $34 million, or $.27 per share, respectively, related to the enactment of the Tax Cuts and Jobs Act (TCJA). The charges in 2018 resulted from additional guidance related to the TCJA released in 2018 and the true-up of the estimate originally booked in the fourth quarter of 2017. The charges in 2017 resulted from the impact of the revaluation of the company's deferred income tax net assets. Excluding these charges, the full-year 2018 net income was $439 million, or $3.61 per share, and full-year 2017 net income was $324 million, or $2.60 per share.

Harold M. Messmer, Jr., chairman and CEO of Robert Half, commented: “We ended the year strongly, with double-digit year-over-year growth in revenues and operating income on both a quarterly and annual basis. Full-year 2018 revenues and operating income reached all-time-high levels for the company, with broad-based strength in our staffing and Protiviti operations.”

Messmer added, “The U.S. labor market remains very robust, with significant demand due to talent shortages across our professional disciplines.

“During the fourth quarter, return on invested capital for the company was 42 percent,” he said.

Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”

A taped recording of this call will be available for replay beginning at approximately 8 p.m. EST today and ending at 11:59 p.m. EST on March 1. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 1793497. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.
Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for creative, digital, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
	(Unaudited)		(Unaudited)

Net service revenues	$1,481,658	$1,346,282	$5,800,271	$5,266,789
Direct costs of services	861,596	793,136	3,390,257	3,102,977

Gross margin	620,062	553,146	2,410,014	2,163,812

Selling, general and administrative expenses	466,153	424,383	1,821,089	1,646,532
Amortization of intangible assets	371	416	1,705	1,563
Interest income, net	(1,445)	(691)	(4,382)	(1,799)

Income before income taxes	154,983	129,038	591,602	517,516
Provision for income taxes	41,419	81,991	157,314	226,932

Net income	$113,564	$47,047	$434,288	$290,584

Diluted net income per share	$.95	$.38	$3.57	$2.33

Shares:
Basic	118,736	122,921	120,513	124,152
Diluted	119,851	123,883	121,602	124,892

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended December 31,				Year Ended December 31,
	2018		2017		2018		2017
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$483,487	32.6%	$446,017	33.1%	$1,915,054	33.1%	$1,765,666	33.5%
OfficeTeam	268,489	18.1%	258,118	19.2%	1,063,238	18.3%	984,873	18.8%
Robert Half Technology	174,829	11.8%	156,969	11.7%	682,889	11.8%	629,278	11.9%
Robert Half Management Resources	165,733	11.2%	159,228	11.8%	669,385	11.5%	631,225	12.0%
Robert Half Finance & Accounting	125,884	8.5%	111,595	8.3%	511,989	8.8%	439,214	8.3%
Protiviti	263,236	17.8%	214,355	15.9%	957,716	16.5%	816,533	15.5%
Total	$1,481,658	100.0%	$1,346,282	100.0%	$5,800,271	100.0%	$5,266,789	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$414,920	38.0%	$377,557	37.0%	$1,629,645	37.6%	$1,493,741	37.2%
Permanent placement staffing	125,637	99.8%	111,369	99.8%	511,046	99.8%	438,338	99.8%
Risk consulting and internal audit services	79,505	30.2%	64,220	30.0%	269,323	28.1%	231,733	28.4%
Total	$620,062	41.8%	$553,146	41.1%	$2,410,014	41.6%	$2,163,812	41.1%

OPERATING INCOME:
Temporary and consultant staffing	$101,800	9.3%	$84,538	8.3%	$404,800	9.3%	$355,700	8.9%
Permanent placement staffing	18,091	14.4%	18,380	16.5%	90,801	17.7%	77,673	17.7%
Risk consulting and internal audit services	34,018	12.9%	25,845	12.1%	93,324	9.7%	83,907	10.3%
Total	$153,909	10.4%	$128,763	9.6%	$588,925	10.2%	$517,280	9.8%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$371		$416		$1,705		$1,563
Depreciation expense	$15,900		$16,014		$64,244		$63,930
Capital expenditures	$15,298		$12,213		$42,484		$40,753
Open market repurchases of common stock (shares)	2,359		1,089		5,614		4,046

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	December 31,
	2018	2017
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$276,579	$294,753
Accounts receivable, less allowances	$794,446	$732,405
Total assets	$1,903,097	$1,867,454
Current liabilities	$819,536	$747,896
Notes payable and other indebtedness, less current portion	$457	$657
Total stockholders’ equity	$1,063,198	$1,105,265

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates, billing days, and certain intercompany adjustments. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as adjusted basis for global, U.S., and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
Additionally, for the quarter and year ended December 31, 2018, and December 31, 2017, the Company is including non-GAAP financial results for net income and diluted net income per share. These non-GAAP results reflect the charges to the Company’s provision for income taxes resulting from additional guidance related to the TCJA released in 2018, the true-up in 2018 of the estimated TCJA impact on deferred tax net assets originally booked in the fourth quarter of 2017, and the impact of the one-time, non-cash charge in the fourth quarter of 2017, respectively. The Company has provided this data because management believes that it better reflects the Company’s actual fourth-quarter and year-end financial results.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2017		2018				2017		2018
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Accountemps	-2.0	4.9	8.0	9.3	8.1	8.4	-1.1	3.6	6.6	7.8	8.6	8.7
OfficeTeam	0.3	7.6	10.6	9.8	7.7	4.0	0.9	5.9	8.2	7.7	7.8	4.1
RH Technology	-6.3	-1.5	1.7	8.6	12.4	11.4	-5.2	-2.2	1.2	7.5	12.6	11.4
RH Management Resources	4.8	9.9	10.2	7.2	2.8	4.1	5.2	7.5	7.0	7.9	8.1	9.1
Temporary and consultant staffing	-1.1	5.3	8.0	9.0	7.9	7.1	-0.4	3.8	6.2	7.7	8.9	8.0
Permanent placement staffing	5.9	18.1	17.1	19.9	16.5	12.8	6.7	16.1	15.0	18.0	17.4	13.5
Total staffing	-0.5	6.4	8.8	10.1	8.7	7.6	0.3	4.9	7.0	8.8	9.8	8.5
Protiviti	-4.0	6.5	5.9	18.5	21.2	22.8	-2.7	5.5	4.7	14.2	17.5	19.2
Total	-1.0	6.4	8.4	11.4	10.7	10.1	-0.2	5.0	6.7	9.6	11.1	10.3

United States
Temporary and consultant staffing	-4.5	1.2	3.4	5.6	6.8	7.4	-3.0	1.3	3.9	5.3	6.5	6.3
Permanent placement staffing	1.5	13.1	14.2	17.6	17.0	16.4	3.2	13.2	14.8	17.3	16.7	15.3
Total staffing	-4.0	2.1	4.3	6.7	7.7	8.1	-2.5	2.2	4.8	6.4	7.4	7.1
Protiviti	-6.9	2.2	1.0	11.8	17.3	17.6	-5.4	2.3	1.5	11.5	17.1	16.4
Total	-4.5	2.1	3.7	7.5	9.3	9.7	-3.0	2.2	4.2	7.2	9.0	8.7

International
Temporary and consultant staffing	12.6	22.0	26.0	22.0	11.6	6.1	10.2	14.0	15.5	16.7	17.8	14.1
Permanent placement staffing	16.5	29.5	23.6	25.0	15.4	5.6	15.1	22.8	16.0	18.8	18.8	10.4
Total staffing	13.2	23.0	25.7	22.4	12.1	6.0	10.9	15.2	15.5	17.0	17.9	13.6
Protiviti	11.5	29.3	32.2	51.9	38.3	45.1	11.6	22.7	22.0	25.5	19.5	29.5
Total	12.9	23.8	26.5	26.0	15.5	11.2	11.0	16.1	16.3	18.1	18.2	16.0
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
Intercompany Adjustments. The “As Reported” revenue growth rates are based upon reported revenues. In order to remove the fluctuations caused by the impact of certain intercompany adjustments, applicable comparative period revenues are reclassified to conform with the current period presentation.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Accountemps
As Reported	-2.0	4.9	8.0	9.3	8.1	8.4
Billing Days Impact	1.6	0.1	0.9	-0.3	-0.3	-0.7
Currency Impact	-0.7	-1.4	-2.3	-1.2	0.8	1.0
As Adjusted	-1.1	3.6	6.6	7.8	8.6	8.7
OfficeTeam
As Reported	0.3	7.6	10.6	9.8	7.7	4.0
Billing Days Impact	1.6	0.1	0.8	-0.3	-0.4	-0.7
Currency Impact	-1.0	-1.8	-3.2	-1.8	0.5	0.8
As Adjusted	0.9	5.9	8.2	7.7	7.8	4.1
Robert Half Technology
As Reported	-6.3	-1.5	1.7	8.6	12.4	11.4
Billing Days Impact	1.5	—	0.8	-0.3	-0.3	-0.9
Currency Impact	-0.4	-0.7	-1.3	-0.8	0.5	0.7
Intercompany Adjustments	—	—	—	—	—	0.2
As Adjusted	-5.2	-2.2	1.2	7.5	12.6	11.4
Robert Half Management Resources
As Reported	4.8	9.9	10.2	7.2	2.8	4.1
Billing Days Impact	1.6	0.1	0.8	-0.4	-0.4	-0.8
Currency Impact	-1.2	-2.5	-4.0	-2.2	1.0	1.4
Intercompany Adjustments	—	—	—	3.3	4.7	4.4
As Adjusted	5.2	7.5	7.0	7.9	8.1	9.1
Temporary and consultant staffing
As Reported	-1.1	5.3	8.0	9.0	7.9	7.1
Billing Days Impact	1.5	0.1	0.8	-0.4	-0.4	-0.8
Currency Impact	-0.8	-1.6	-2.6	-1.4	0.7	1.0
Intercompany Adjustments	—	—	—	0.5	0.7	0.7
As Adjusted	-0.4	3.8	6.2	7.7	8.9	8.0
Permanent placement staffing
As Reported	5.9	18.1	17.1	19.9	16.5	12.8
Billing Days Impact	1.7	0.1	0.9	-0.4	-0.4	-0.7
Currency Impact	-0.9	-2.1	-3.0	-1.5	1.3	1.4
As Adjusted	6.7	16.1	15.0	18.0	17.4	13.5
Total staffing
As Reported	-0.5	6.4	8.8	10.1	8.7	7.6
Billing Days Impact	1.6	0.1	0.8	-0.4	-0.4	-0.7
Currency Impact	-0.8	-1.6	-2.6	-1.4	0.8	1.0
Intercompany Adjustments	—	—	—	0.5	0.7	0.6
As Adjusted	0.3	4.9	7.0	8.8	9.8	8.5
Protiviti
As Reported	-4.0	6.5	5.9	18.5	21.2	22.8
Billing Days Impact	1.6	—	0.7	-0.4	-0.4	-0.8
Currency Impact	-0.3	-1.0	-1.9	-1.2	0.6	0.9
Intercompany Adjustments	—	—	—	-2.7	-3.9	-3.7
As Adjusted	-2.7	5.5	4.7	14.2	17.5	19.2
Total
As Reported	-1.0	6.4	8.4	11.4	10.7	10.1
Billing Days Impact	1.5	0.1	0.8	-0.4	-0.3	-0.8
Currency Impact	-0.7	-1.5	-2.5	-1.4	0.7	1.0
As Adjusted	-0.2	5.0	6.7	9.6	11.1	10.3

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Temporary and consultant staffing
As Reported	-4.5	1.2	3.4	5.6	6.8	7.4
Billing Days Impact	1.5	0.1	0.5	-0.3	-0.3	-1.1
Currency Impact	—	—	—	—	—	—
As Adjusted	-3.0	1.3	3.9	5.3	6.5	6.3

Permanent placement staffing
As Reported	1.5	13.1	14.2	17.6	17.0	16.4
Billing Days Impact	1.7	0.1	0.6	-0.3	-0.3	-1.1
Currency Impact	—	—	—	—	—	—
As Adjusted	3.2	13.2	14.8	17.3	16.7	15.3

Total staffing
As Reported	-4.0	2.1	4.3	6.7	7.7	8.1
Billing Days Impact	1.5	0.1	0.5	-0.3	-0.3	-1.0
Currency Impact	—	—	—	—	—	—
As Adjusted	-2.5	2.2	4.8	6.4	7.4	7.1

Protiviti
As Reported	-6.9	2.2	1.0	11.8	17.3	17.6
Billing Days Impact	1.5	0.1	0.5	-0.3	-0.2	-1.2
Currency Impact	—	—	—	—	—	—
As Adjusted	-5.4	2.3	1.5	11.5	17.1	16.4

Total
As Reported	-4.5	2.1	3.7	7.5	9.3	9.7
Billing Days Impact	1.5	0.1	0.5	-0.3	-0.3	-1.0
Currency Impact	—	—	—	—	—	—
As Adjusted	-3.0	2.2	4.2	7.2	9.0	8.7

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Temporary and consultant staffing
As Reported	12.6	22.0	26.0	22.0	11.6	6.1
Billing Days Impact	1.7	0.1	2.3	-1.2	-0.5	0.4
Currency Impact	-4.1	-8.1	-12.8	-6.9	3.2	4.4
Intercompany Adjustments	—	—	—	2.8	3.5	3.2
As Adjusted	10.2	14.0	15.5	16.7	17.8	14.1

Permanent placement staffing
As Reported	16.5	29.5	23.6	25.0	15.4	5.6
Billing Days Impact	1.8	0.1	2.2	-1.2	-0.6	0.5
Currency Impact	-3.2	-6.8	-9.8	-5.0	4.0	4.3
As Adjusted	15.1	22.8	16.0	18.8	18.8	10.4

Total staffing
As Reported	13.2	23.0	25.7	22.4	12.1	6.0
Billing Days Impact	1.7	0.1	2.2	-1.1	-0.5	0.5
Currency Impact	-4.0	-7.9	-12.4	-6.7	3.3	4.4
Intercompany Adjustments	—	—	—	2.4	3.0	2.7
As Adjusted	10.9	15.2	15.5	17.0	17.9	13.6

Protiviti
As Reported	11.5	29.3	32.2	51.9	38.3	45.1
Billing Days Impact	1.7	—	2.3	-1.3	-0.5	0.6
Currency Impact	-1.6	-6.6	-12.5	-6.4	2.7	4.2
Intercompany Adjustments	—	—	—	-18.7	-21.0	-20.4
As Adjusted	11.6	22.7	22.0	25.5	19.5	29.5

Total
As Reported	12.9	23.8	26.5	26.0	15.5	11.2
Billing Days Impact	1.8	—	2.2	-1.3	-0.6	0.4
Currency Impact	-3.7	-7.7	-12.4	-6.6	3.3	4.4
As Adjusted	11.0	16.1	16.3	18.1	18.2	16.0

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
(in thousands, except per share amounts)

NET INCOME AND DILUTED NET INCOME PER SHARE RECONCILIATION (UNAUDITED):

	Quarter Ended December 31,				Year Ended December 31,
	2018		2017		2018		2017
	Net Income	Diluted Net Income Per Share	Net Income	Diluted Net Income Per Share	Net Income	Diluted Net Income Per Share	Net Income	Diluted Net Income Per Share

As Reported	$113,564	$.95	$47,047	$.38	$434,288	$3.57	$290,584	$2.33

TCJA Impact (a)	(385)	—	33,737.27		4,684.04		33,737.27
Adjusted Non-GAAP Measure	$113,179	$.95	$80,784	$.65	$438,972	$3.61	$324,321	$2.60

(a)
Included in the quarter ended December 31, 2018, was a benefit to the company’s provision for income taxes resulting from adjustments related to the true-up of the TCJA estimate booked in the fourth quarter of 2017. Included in the year ended December 31, 2018, were charges to the company’s provision for income taxes, resulting from additional guidance related to the TCJA released in 2018, as well as adjustments to the estimated TCJA impact on deferred income tax net assets originally booked in the fourth quarter of 2017. The fourth quarter of 2017 included a one-time, non-cash charge to the company’s provision for income taxes, resulting from the TCJA. The charge resulted primarily from a revaluation of the company’s estimated deferred income tax net assets as of December 31, 2017.